UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2020

GOLD RESOURCE CORPORATION

(Exact name of registrant as specified in its charter)

Colorado	001-34857	84-1473173

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2886 Carriage Manor Point, Colorado Springs, Colorado 80906

(Address of Principal Executive Offices) (Zip Code)

(303) 320-7708

(Registrant’s telephone number including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange where registered
Common Stock	GORO	NYSE American

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08.     Shareholder Director Nominations

(a)         On February 6, 2020 the Board of Directors of Gold Resource Corporation (the “Company”) determined that the 2020 Annual Meeting of Shareholders will be held on May 21, 2020. Because the expected date of the meeting is 30 days prior from the anniversary date of the previous year’s annual meeting, the Company is notifying its shareholders of a new deadline for the receipt of shareholder proposals submitted pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended, for inclusion of the Company’s proxy materials. Pursuant to the Company’s Amended and Restated Bylaws, and the rules of the Securities and Exchange Commission (“SEC”), the Company is providing notice of the revised deadlines for such proposals by the means of this Form 8-K.

Any shareholder proposal intended to be considered for inclusion in the Company’s proxy materials for the 2020 Annual Meeting of Shareholders must be received at the Company’s principal executive offices at 2886 Carriage Manor Point, Colorado Springs, Colorado 80906 on or before the close of business on February 27, 2020, which is a reasonable time before it expects to begin printing and mailing its proxy materials.  In addition to complying with this deadline, shareholder proposals intended to be considered for inclusion in the Company's proxy materials for the 2020 Annual Meeting of Shareholders must also comply with all applicable SEC rules.

Any shareholder or shareholder group wishing to nominate a director for election or propose other business at the 2020 Annual Meeting of Shareholders without regard to whether such proposal will be included in the Company’s proxy materials must ensure that notice of any such nomination or proposal is delivered to, or mailed and received at, the Company's principal executive offices on or before the close of business on February 27, 2020.

Item 7.01. Regulation FD Disclosure.

On February 7, 2020, the Company issued a press release announcing the date and place of the 2020 Annual Meeting of Shareholders. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in Item 7.01 of this current report on Form 8-K and the exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following materials are furnished as exhibits to this Current Report on Form 8-K.

Exhibit No.	Description

99.1	Press Release dated February 7, 2020

Cautionary Statement for Purposes of the "Safe Harbor "Provisions of the Private Securities Litigation Reform Act of 1995.

With the exception of historical matters, the matters discussed in this report include forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from projections or estimates contained therein. Such forward-looking statements include, among others, statements regarding future exploration and development activities and the decisions of third parties over which the Company has no control. Factors that could cause actual results to differ materially from projections or estimates include, among others, precious metals prices, economic and market conditions and future drilling results, as well as other factors described in our Annual Report on Form 10-K for the year ended December 31, 2018, and other filings with the SEC. Most of these factors are beyond the Company’s ability to predict or control. The Company disclaims any obligation to update any forward-looking statement made in the press release. Readers are cautioned not to put undue reliance on forward-looking statements.

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

GOLD RESOURCE CORPORATION

Date: February 10, 2020	By:	/s/ Jason D. Reid
	Name:	Jason D. Reid
	Title:	Chief Executive Officer and President